UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2005
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure
     On August 29, 2005, the Registrant announced a definitive agreement to sell its hard disk drive controller and tape drive controller business to Marvell Technology Group Ltd. (“Marvell”). Pursuant to the terms of the definitive agreement, the Registrant will receive $225 million, comprised of $180 million in cash and $45 million in Marvell common stock. The sale is expected to close within sixty days following the satisfaction of regulatory requirements and other customary closing conditions. Following the filing of this Current Report on Form 8-K, the Registrant will host a conference call to discuss the definitive agreement at 3:00 p.m. (Pacific Time).
     In addition, the Registrant’s board of directors has authorized a new program to repurchase up to $350 million of the Registrant’s outstanding common stock over the next two years.
     A copy of the press release issued by the Registrant concerning this definitive agreement and the script for the conference call are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference.
     This report, the press release, conference call script and certain comments made by representatives of the Registrant on such conference call may contain certain forward-looking statements related to the Registrant’s businesses that are based on the Registrant’s current expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The Registrant’s written policy on forward-looking statements can be found in Item 7 of its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
     The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1	Press Release*, dated August 29, 2005, announcing a definitive agreement to sell the Registrant’s hard disk drive controller and tape drive controller business to Marvell Technology Group Ltd.

99.2	Script* for the Registrant’s August 29, 2005 conference call.

*	These exhibits are being furnished pursuant to Item 9.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
August 29, 2005	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release, dated August 29, 2005, announcing a definitive agreement to sell the Registrant’s hard disk drive controller and tape drive controller business to Marvell Technology Group Ltd.
99.2	Script for the Registrant’s August 29, 2005 conference call.